                                                                    Exhibit 24.1



                                POWER OF ATTORNEY



     I appoint J. A. Lawrence, S. S. Marshall, and K. L. Thome, together and separately, to be my attorneys-in-fact. This means they may, in my place:

     o Sign a registration statement on Form S-3 for the registration of the resale of up to $2,233,305,000 aggregate principal amount of zero coupon convertible senior debentures due 2022 by the selling securityholders named in the registration statement, and 29,090,807 shares of common stock issuable upon conversion of the debentures, and any and all amendments (including post-effective amendments) to the registration statement;

     o File the registration statement on Form S-3, with all exhibits and other related documents, with the Securities and Exchange Commission;

     o    Perform the acts that need to be done concerning these filings; and

     o    Name others to take their place.


     I am responsible for everything my attorneys-in-fact do when acting lawfully in the scope of this Power of Attorney.



                                            By: /s / Stephen W. Sanger
                                                -------------------------------

                                                Name:  Stephen W. Sanger

                                                Date:   January 23, 2003

                                POWER OF ATTORNEY



     I appoint J. A. Lawrence, S. S. Marshall, and K. L. Thome, together and separately, to be my attorneys-in-fact. This means they may, in my place:

     o Sign a registration statement on Form S-3 for the registration of the resale of up to $2,233,305,000 aggregate principal amount of zero coupon convertible senior debentures due 2022 by the selling securityholders named in the registration statement, and 29,090,807 shares of common stock issuable upon conversion of the debentures, and any and all amendments (including post-effective amendments) to the registration statement;

     o File the registration statement on Form S-3, with all exhibits and other related documents, with the Securities and Exchange Commission;

     o    Perform the acts that need to be done concerning these filings; and

     o    Name others to take their place.


     I am responsible for everything my attorneys-in-fact do when acting lawfully in the scope of this Power of Attorney.



                                            By: /s / Stephen R. Demeritt
                                                -------------------------------

                                                Name:  Stephen R. Demeritt

                                                Date:   January 23, 2003

                                POWER OF ATTORNEY



     I appoint J. A. Lawrence, S. S. Marshall, and K. L. Thome, together and separately, to be my attorneys-in-fact. This means they may, in my place:

     o Sign a registration statement on Form S-3 for the registration of the resale of up to $2,233,305,000 aggregate principal amount of zero coupon convertible senior debentures due 2022 by the selling securityholders named in the registration statement, and 29,090,807 shares of common stock issuable upon conversion of the debentures, and any and all amendments (including post-effective amendments) to the registration statement;

     o File the registration statement on Form S-3, with all exhibits and other related documents, with the Securities and Exchange Commission;

     o    Perform the acts that need to be done concerning these filings; and

     o    Name others to take their place.


     I am responsible for everything my attorneys-in-fact do when acting lawfully in the scope of this Power of Attorney.



                                            By: /s / Livio D. DeSimone
                                                -------------------------------

                                                Name:  Livio D. DeSimone

                                                Date:  January 23, 2003

                                POWER OF ATTORNEY



     I appoint J. A. Lawrence, S. S. Marshall, and K. L. Thome, together and separately, to be my attorneys-in-fact. This means they may, in my place:

     o Sign a registration statement on Form S-3 for the registration of the resale of up to $2,233,305,000 aggregate principal amount of zero coupon convertible senior debentures due 2022 by the selling securityholders named in the registration statement, and 29,090,807 shares of common stock issuable upon conversion of the debentures, and any and all amendments (including post-effective amendments) to the registration statement;

     o File the registration statement on Form S-3, with all exhibits and other related documents, with the Securities and Exchange Commission;

     o    Perform the acts that need to be done concerning these filings; and

     o    Name others to take their place.


     I am responsible for everything my attorneys-in-fact do when acting lawfully in the scope of this Power of Attorney.



                                            By: /s / William T. Esrey
                                                -------------------------------

                                                Name:  William T. Esrey

                                                Date:  January 23, 2003

                                POWER OF ATTORNEY



     I appoint J. A. Lawrence, S. S. Marshall, and K. L. Thome, together and separately, to be my attorneys-in-fact. This means they may, in my place:

     o Sign a registration statement on Form S-3 for the registration of the resale of up to $2,233,305,000 aggregate principal amount of zero coupon convertible senior debentures due 2022 by the selling securityholders named in the registration statement, and 29,090,807 shares of common stock issuable upon conversion of the debentures, and any and all amendments (including post-effective amendments) to the registration statement;

     o File the registration statement on Form S-3, with all exhibits and other related documents, with the Securities and Exchange Commission;

     o    Perform the acts that need to be done concerning these filings; and

     o    Name others to take their place.


     I am responsible for everything my attorneys-in-fact do when acting lawfully in the scope of this Power of Attorney.



                                            By: /s / Raymond V. Gilmartin
                                                -------------------------------

                                                Name:  Raymond V. Gilmartin

                                                Date:  January 23, 2003

                                POWER OF ATTORNEY



     I appoint J. A. Lawrence, S. S. Marshall, and K. L. Thome, together and separately, to be my attorneys-in-fact. This means they may, in my place:

     o Sign a registration statement on Form S-3 for the registration of the resale of up to $2,233,305,000 aggregate principal amount of zero coupon convertible senior debentures due 2022 by the selling securityholders named in the registration statement, and 29,090,807 shares of common stock issuable upon conversion of the debentures, and any and all amendments (including post-effective amendments) to the registration statement;

     o File the registration statement on Form S-3, with all exhibits and other related documents, with the Securities and Exchange Commission;

     o    Perform the acts that need to be done concerning these filings; and

     o    Name others to take their place.


     I am responsible for everything my attorneys-in-fact do when acting lawfully in the scope of this Power of Attorney.



                                            By: /s / Robert L. Johnson
                                                -------------------------------

                                                Name:  Robert L. Johnson

                                                Date:  January 23, 2003

                                POWER OF ATTORNEY



     I appoint J. A. Lawrence, S. S. Marshall, and K. L. Thome, together and separately, to be my attorneys-in-fact. This means they may, in my place:

     o Sign a registration statement on Form S-3 for the registration of the resale of up to $2,233,305,000 aggregate principal amount of zero coupon convertible senior debentures due 2022 by the selling securityholders named in the registration statement, and 29,090,807 shares of common stock issuable upon conversion of the debentures, and any and all amendments (including post-effective amendments) to the registration statement;

     o File the registration statement on Form S-3, with all exhibits and other related documents, with the Securities and Exchange Commission;

     o    Perform the acts that need to be done concerning these filings; and

     o    Name others to take their place.


     I am responsible for everything my attorneys-in-fact do when acting lawfully in the scope of this Power of Attorney.



                                            By: /s / John Keenan
                                                -------------------------------

                                                Name:  John Keenan

                                                Date:  January 23, 2003

                                POWER OF ATTORNEY



     I appoint J. A. Lawrence, S. S. Marshall, and K. L. Thome, together and separately, to be my attorneys-in-fact. This means they may, in my place:

     o Sign a registration statement on Form S-3 for the registration of the resale of up to $2,233,305,000 aggregate principal amount of zero coupon convertible senior debentures due 2022 by the selling securityholders named in the registration statement, and 29,090,807 shares of common stock issuable upon conversion of the debentures, and any and all amendments (including post-effective amendments) to the registration statement;

     o File the registration statement on Form S-3, with all exhibits and other related documents, with the Securities and Exchange Commission;

     o    Perform the acts that need to be done concerning these filings; and

     o    Name others to take their place.


     I am responsible for everything my attorneys-in-fact do when acting lawfully in the scope of this Power of Attorney.



                                            By: /s /   A. Michael Spense
                                                -------------------------------

                                                Name:  A. Michael Spense

                                                Date:  January 23, 2003

                                POWER OF ATTORNEY



     I appoint J. A. Lawrence, S. S. Marshall, and K. L. Thome, together and separately, to be my attorneys-in-fact. This means they may, in my place:

     o Sign a registration statement on Form S-3 for the registration of the resale of up to $2,233,305,000 aggregate principal amount of zero coupon convertible senior debentures due 2022 by the selling securityholders named in the registration statement, and 29,090,807 shares of common stock issuable upon conversion of the debentures, and any and all amendments (including post-effective amendments) to the registration statement;

     o File the registration statement on Form S-3, with all exhibits and other related documents, with the Securities and Exchange Commission;

     o    Perform the acts that need to be done concerning these filings; and

     o    Name others to take their place.


     I am responsible for everything my attorneys-in-fact do when acting lawfully in the scope of this Power of Attorney.



                                            By: /s /  Dorothy A. Terrell
                                                -------------------------------

                                                Name:  Dorothy A. Terrell

                                                Date:   January 23, 2003

                                POWER OF ATTORNEY



     I appoint J. A. Lawrence, S. S. Marshall, and K. L. Thome, together and separately, to be my attorneys-in-fact. This means they may, in my place:

     o Sign a registration statement on Form S-3 for the registration of the resale of up to $2,233,305,000 aggregate principal amount of zero coupon convertible senior debentures due 2022 by the selling securityholders named in the registration statement, and 29,090,807 shares of common stock issuable upon conversion of the debentures, and any and all amendments (including post-effective amendments) to the registration statement;

     o File the registration statement on Form S-3, with all exhibits and other related documents, with the Securities and Exchange Commission;

     o    Perform the acts that need to be done concerning these filings; and

     o    Name others to take their place.


     I am responsible for everything my attorneys-in-fact do when acting lawfully in the scope of this Power of Attorney.



                                                By: /s /   Raymond G. Viault
                                                    ---------------------------

                                                    Name:  Raymond G. Viault

                                                    Date:  January 23, 2003